Exhibit 99.2

PROXY

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") OF TEKMIRA PHARMACEUTICALS CORPORATION (the "Company" or "Tekmira")

TO BE HELD AT Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia on May 8, 2014 at 2:00pm (Pacific Standard Time)

The undersigned shareholder of the Company hereby appoints, Dr. Mark Murray, President and Chief Executive Officer of the Company, or failing him, Bruce Cousins, Executive Vice President and Chief Financial Officer of the Company, or in the place of the foregoing, ______________________ as proxyholder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote for and on behalf of the undersigned shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the said Meeting, or any adjournment thereof.

The undersigned shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the undersigned shareholder as specified herein.

The undersigned shareholder hereby revokes any Proxy previously given to attend and vote at said Meeting.

SIGN HERE: ______________________________

Please Print Name: ______________________________

Date: ______________________________

Resolutions (For full details of each item, please see the enclosed Notice of Annual Meeting and Management Proxy Circular (the "Circular")).

Please indicate your proposal selection by placing an "X" in the appropriate space with blue or black ink only.

		For	Withhold
1.	To elect as a Director, Dr. Mark Murray	______	______
2.	To elect as a Director, Mr. Frank Karbe	______	______
3.	To elect as a Director, Dr. Daniel Kisner	______	______
4.	To elect as a Director, Mr. Kenneth Galbraith	______	______
5.	To elect as a Director, Mr. Donald Jewell	______	______
6.	To elect as a Director, Ms. Peggy Phillips	______	______
7.	To appoint as auditor, KPMG LLP	______	______
		For	**Against**
8.	To consider, and if thought advisable, approve an ordinary resolution authorizing an amendment of Tekmira's omnibus share compensation plan to increase, by 800,000 common shares, the number of common shares in respect of which awards may be granted thereunder, as more particularly set forth in the accompanying Circular	______	______
9.	To transact such other business as may properly come before the Meeting.	______	______

THIS PROXY __IS NOT VALID UNLESS__ IT IS __SIGNED__. IF THIS PROXY IS NOT DATED, IT WILL BE DEEMED TO BE DATED SEVEN CALENDAR DAYS AFTER THE DATE ON WHICH IT WAS MAILED TO YOU, THE REGISTERED SHAREHOLDER. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.         This Proxy is solicited by the Management of the Company.

2.	If you are a registered shareholder and you wish to attend the Meeting to vote on the resolutions in person, please register your attendance with the Company’s scrutineers at the Meeting.

3.
If you cannot attend the Meeting but wish to vote on the resolutions, you have the right to appoint a person or company other than the designees of management named herein, who need not be a shareholder of the Company, to vote according to your instructions. To appoint someone other than the designees of management named, please insert your appointed proxyholder’s name in the space provided, sign and date and return the Proxy. Where you do not specify a choice on a resolution shown on the Proxy, this Proxy confers discretionary authority upon your appointed proxyholder.

4.
If you cannot attend the Meeting but wish to vote on the resolutions and to appoint one of the management appointees named, please leave the wording appointing a nominee as shown, sign and date and return the Proxy. Where you do not specify a choice on a resolution shown on the Proxy, a nominee of management acting as proxyholder will vote the securities as if you had specified an affirmative vote.

5.
The securities represented by this Proxy will be voted or withheld from voting in accordance with your instructions on any ballot of a resolution that may be called for and, if you specify a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the Proxy, or any other matters which may properly come before the Meeting, the securities will be voted by the appointed nominee as he or she in their sole discretion sees fit.

6.
If you vote on the resolutions and return your Proxy, you may still attend the Meeting and vote in person should you later decide to do so. If you are a registered shareholder and you wish to revoke your Proxy, you may do so by depositing a letter to that effect and delivering it to CST Trust Company PO Box 721, Agincourt, ON M1S 0A1, or by hand to 1600-1066 West Hastings St., Vancouver, BC V6E 3X1 (hand delivery), or to the address of the registered office of Tekmira at Farris, Vaughan, Wills & Murphy LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention: R. Hector MacKay-Dunn, Q.C., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy has been has been taken.

7.
In order to be entitled to vote or to have its shares voted at the Meeting, a shareholder which is a corporation (a “Corporate Shareholder”) must either (a) attach a certified copy of the directors’ resolution authorizing a representative to attend the Meeting on the Corporate Shareholder’s behalf, or (b) attach a certified copy of the directors’ resolution authorizing the completion and delivery of the Proxy.

To be represented at the Meeting, this Proxy must be received at the office of CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1 (mail) or 1600-1066 West Hastings St., Vancouver, BC  V6E 3X1; facsimile: 866-781-3111 (toll free in North America) or 416-368-2502; in each case, no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The Chairman of the Meeting may waive the proxy cut-off without notice. The mailing address of CST Trust Company Inc. is Proxy Department, CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1, or the address for delivery by hand is 1600-1066 West Hastings St., Vancouver, BC  V6E 3X1.